Exhibit 99.1

Energizer Holdings, Inc. 533 Maryville University Dr. St. Louis, MO 63141

FOR IMMEDIATE RELEASE	Company Contact

September 30, 2020	Jacqueline Burwitz Investor Relations 314-985-2169 JacquelineE.Burwitz@energizer.com

Energizer Holdings, Inc. Announces Completion of $800 Million Senior Notes Offering and Satisfaction of the Conditions Precedent to the Full Redemption of Outstanding 6.375% Senior Notes Due 2026

ST. LOUIS, September 30, 2020 /PRNewswire/ — Energizer Holdings, Inc. (NYSE: ENR) (the “Company”) today announced the successful completion of its previously announced private offering of $800 million in aggregate principal amount of 4.375% senior notes due 2029 (the “New Notes”) in a private offering, subject to market and other customary conditions. The New Notes are guaranteed, jointly and severally, on an unsecured basis, by certain of the Company’s domestic restricted subsidiaries.

The Company will use the net proceeds from the sale of the New Notes, together with cash on hand, to (i) fund the redemption of the 2026 Notes (as defined below) and (ii) pay fees and expenses related to the redemption of the 2026 Notes and the offering of the New Notes. Pending application of the net proceeds for the purposes set forth in this paragraph, the Company has deposited the net proceeds in a segregated, interest-bearing bank account maintained by the Company.

Concurrently with the offering of the New Notes, the Company issued a notice of conditional redemption to redeem in full the $750 million aggregate principal amount outstanding of its 6.375% Senior Notes due 2026 (the “2026 Notes”). The Company today notified the trustee for the 2026 Notes that the conditions to the conditional redemption have been satisfied and the redemption of the 2026 Notes will occur on October 16, 2020.

The New Notes and related guarantees were offered for sale to qualified institutional buyers in an offering of senior notes exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States in compliance with Regulation S under the Securities Act.

The New Notes and related guarantees have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

About Energizer Holdings, Inc.

Energizer Holdings, Inc. (NYSE: ENR), headquartered in St. Louis, Missouri, is one of the world’s largest manufacturers and distributors of primary batteries, portable lights, and auto care appearance, performance, refrigerant, and fragrance products. Our portfolio of globally recognized brands include Energizer®, Armor All®, Eveready®, Rayovac®, STP®, Varta®, A/C Pro®, Refresh Your Car! ®, California Scents®, Driven®, Bahama & Co. ®, LEXOL®, Eagle One®, Nu Finish®, Scratch Doctor®, and Tuff Stuff®. As a global branded consumer products company, Energizer’s mission is to lead the charge to deliver value to our customers and consumers better than anyone else.

Forward-Looking Statements

This document contains both historical and forward-looking statements. Forward-looking statements are not based on historical facts but instead reflect our expectations, estimates or projections concerning future results or events, including, without limitation, the future sales, gross margins, costs, earnings, cash flows, tax rates and performance of the Company. These statements generally can be identified by the use of forward-looking words or phrases such as “believe,” “expect,” “expectation,” “anticipate,” “may,” “could,” “intend,” “belief,” “estimate,” “plan,” “target,” “predict,” “likely,” “should,” “forecast,” “outlook,” or other similar words or phrases. These statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause our actual results to differ materially from those indicated by those statements. We cannot assure you that any of our expectations, estimates or projections will be achieved. The forward-looking statements included in this document are only made as of the date of this document and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances. Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation:

•	market and economic conditions;

•	market trends in the categories in which we compete;

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the impact of the COVID-19 outbreak on consumer demand, costs, product mix, the availability of our products, our strategic initiatives, our and our partners’ global supply chain, operations and routes to market;

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our ability to integrate businesses, to realize the projected results of the acquired businesses, and to obtain expected cost savings, synergies and other anticipated benefits of the acquired businesses within the expected timeframe, or at all;

•	the impact of the acquired businesses on our business operations;

•	the success of new products and the ability to continually develop and market new products;

•	our ability to attract, retain and improve distribution with key customers;

•	our ability to continue planned advertising and other promotional spending;

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our ability to timely execute strategic initiatives, including restructurings, and international go-to-market changes in a manner that will positively impact our financial condition and results of operations and does not disrupt our business operations;

•	the impact of strategic initiatives, including restructurings, on our relationships with employees, customers and vendors;

•	our ability to maintain and improve market share in the categories in which we operate despite heightened competitive pressure;

•	financial strength of distributors and suppliers;

•	our ability to improve operations and realize cost savings;

•	the impact of the United Kingdom’s future trading relationships following its exit from the European Union;

•	the impact of foreign currency exchange rates and currency controls, as well as offsetting hedges;

•	the impact of adverse or unexpected weather conditions;

•	uncertainty from the expected discontinuance of LIBOR and the transition to any other interest rate benchmark;

•	the impact of raw materials and other commodity costs;

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the impact of legislative changes or regulatory determinations or changes by federal, state and local, and foreign authorities, including customs and tariff determinations, as well as the impact of potential changes to tax laws, policies and regulations;

•	costs and reputational damage associated with cyber-attacks or information security breaches or other events;

•	the impact of advertising and product liability claims and other litigation; and

•	compliance with debt covenants and maintenance of credit ratings as well as the impact of interest and principal repayment of our existing and any future debt.

In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of any such forward-looking statements. The list of factors above is illustrative, but by no means exhaustive. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Additional risks and uncertainties include those detailed from time to time in our publicly filed documents, including those described under the heading “Risk Factors” in our Form 10-K filed with the Securities and Exchange Commission (the “Commission”) on November 19, 2019 and our Form 10-Q filed with the Commission on August 5, 2020.